INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Schedule of Effective Income Tax Rate Reconciliation [Table Text Block]
The effective rate differs from the statutory rate of 34% for due to the following:

	2016	2015
Statutory rate on pre-tax book loss	(34.00)%	(34.00)%
Gain on change in fair value of derivatives	1.24%	(11.5)%
Stock based compensation	17.6%	28.6%
Other	0.09%	2.1%
Valuation allowance	15.07%	14.8%
	0.00%	0.00%

Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
The Company’s deferred taxes as of December 31, 2016 and 2015 consist of the following:

	2016	2015
Non-Current deferred tax asset:
Net operating loss carry-forwards	$5,500,000	$3,700,000
Valuation allowance	(5,500,000)	(3,700,000)
Net non-current deferred tax asset	$-	$-